Mortgage Agreement
between
AXM PHARMA (SHENYANG), INC. as Mortgagor and [ ] as Mortgagee

CONTENTS
CLAUSE	PAGE

1.

Definitions And Interpretation

1

2.

Mortgage

2

3.

Scope Of Mortgage

2

4.

Perfection Of Security And Further Assurance

2

5.

Release

3

6.

Mortgagor's Rights And Liabilities

4

7.

Representations And Warranties

4

8.

Undertakings By The Mortgagor

5

9.

Enforcement

5

10.

Realisation Of Security

6

11.

Tax

7

12.

Continuation Of Security

7

13.

Partial Invalidity

7

14.

Remedies And Waivers

7

15.

Counterparts

7

16.

Language

7

17.

Effectiveness

7

18.

Governing Law

8

19.

Submission To Jurisdiction

8

Schedule 1

9

Schedule 2

10

Execution

 11

THIS AGREEMENT is made on the [19] of [April] 2005 in [                   ]

by and between

(1)

AXM Pharma (Shenyang), Inc. (the “Mortgagor”), AXM Pharma, Inc. (the “AXM Pharma”)’s wholly owned subsidiary, a company incorporated and validly existing under the laws of PRC; and

(2)

each of the purchasers of the secured convertible promissory notes of the AXM Pharma whose names are set forth on Schedule 2 attached hereto (the “Mortgagee”)

WHEREAS:

(1)

AXM Pharma has issued or will issue separate secured convertible promissory notes  (the “Notes”) to the Mortgagee pursuant to a Note and Warrant Purchase Agreement dated as of April [19], 2005 (the “Purchase Agreement”), by and among AXM Pharma and the Mortgagee;;

(2)

The Mortgagor has mortgaged the Mortgaged Property to Pudong Development Bank (the “PDB”) to secure the payment of the debt with an amount of RMB twenty million (20,000,000.00) (the “PDB Debt”);

(3)

The Mortgagor agrees to mortgage the excess in the value of such Mortgaged Property over the PDB Debt to Mortgagee to secure the performance by AXM Pharma of its obligations under the Purchase Agreement.

NOW IT IS HEREBY AGREED as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

“Buildings” or “Mortgaged Property” means any buildings, premises, structures and related structures and the land use right over such buildings, premises, structures and related structures at No.2 Feiyun Road, Hunnan New District,  Shenyang, China as at the date hereof, the details of which refer to Schedule 1 (Particulars of the Mortgage).

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Event of Default” has the meaning specified in the Notes.

“Land Use Right Certificate” means the certificate issued by the Administrative Committee of Hunnan New District of Shenyang to the Mortgagor, which evidences the transferring land use right of the Mortgagor over the land where the Buildings are.

 “Other Right Certificate” means the House and Land Other Right Certificate issued by the Shenyang Center of Real Estate Mansion or Financial Bureau of the Administrative Committee of Hunnan New District of Shenyang, which evidence that the registration of this Agreement with the Shenyang Center of Real Estate Mansion and the Financial Bureau of the Administrative Committee of Hunnan New District of Shenyang has been completed.

“Ownership Documents” means the Land Use Right Certificate, Real Property Certificate, Other Right Certificate and other any agreement or document relating to the Buildings or the land under the Buildings.

2.

MORTGAGE

As security for the due performance by AXM Pharma of all its obligations under the Purchase Agreement, the Mortgagor, as legal owner, hereby mortgages and agrees to mortgage the excess in the value of such Mortgaged Property over the PDB Debt to the Mortgagee under this Agreement in accordance with the General Principles of the Civil Law of the PRC, the Security Law of the PRC, the Regulations on the Provision of Security to Foreign Entities by Domestic Entities and other relevant laws and regulations of the PRC.

3.

SCOPE OF MORTGAGE

The scope of the mortgage hereunder includes the principal amount and the interest accrued on the same, the relevant losses, fees and expenses for realization of this mortgage and any other amount payable by AXM Pharma under the Purchase Agreement (the “Secured Obligations”).

4.

PERFECTION OF SECURITY AND FURTHER ASSURANCE

4.1

Registration

The Mortgagor shall:

4.1.1

within 30 days after the execution of this Agreement, procure its registration with the Shenyang Center of Real Estate Mansion and the Financial Bureau of the Administrative Committee of Hunnan New District of Shenyang in accordance with the laws and regulations of the PRC;

4.1.2

complete any other applicable approval/registration formalities, including without limitation the approval and the registration with the local Administration of Foreign Exchange, which may be required in order to perfect the security granted pursuant to this Agreement; and

4.1.3

provide all documents required by relevant governmental authorities for the purposes of registration and approval mentioned above, including without limitation the Purchase Agreement.

4.2

Deliver documents

The Mortgagor undertakes that it will, forthwith upon the completion of the registrations pursuant to Clause 4.1 (Registration), deliver to the Mortgagee the Other Right Certificate in relation to the registration of the mortgage over the Buildings and any other registration documents which are  necessary for the perfection of the security constituted by this Agreement (save only for any documentation that the Mortgagor is required by applicable law or regulation to retain).

4.3

Further assurance

The Mortgagor shall at any time at the request of the Mortgagee but at the cost of the Mortgagor promptly sign, seal, execute, deliver and do all acts and things (including, without limitation, further or other conveyance, legal agreements, transfers, mortgages or other charges or securities) as the Mortgagee shall reasonably stipulate for the purpose of more effectively providing security over the Mortgaged Property to the Mortgagee for perfecting or protecting the security constituted by or pursuant to this Agreement or facilitating the realisation thereof and the exercise of all powers, authorities and discretion vested in the Mortgagee, in any case, consistent with this Agreement.

5.

RELEASE

The liability of the Mortgagor under this Agreement shall terminate upon the fully payment of the Secured Obligations by AXM Pharma in accordance with the Purchase Agreement, and at such time:

5.1.1

all rights of the Mortgagee hereunder shall terminate and the security granted by or pursuant to this Agreement shall be released;

5.1.2

the Mortgagor and the Mortgagee shall, at the cost of the Mortgagor, promptly cancel registration of this Agreement at the relevant authorities in accordance with PRC laws and regulations; and

5.1.3

the Mortgagee shall, upon the written request of the Mortgagor and at the cost of the Mortgagor, promptly and duly do or permit to be done all such acts and execute and deliver or permit the execution and delivery of any and all such further instruments and documents as the Mortgagor may request for the purpose of effecting the release of the security granted by or pursuant to this Agreement.

6.

MORTGAGOR'S RIGHTS AND LIABILITIES

6.1

Exercise of rights

Notwithstanding the terms of Clause 2 (Mortgage), subject to the Mortgagor’s observation of the terms of this Agreement, the Mortgagor shall, prior to the issue of an Enforcement Notice, be entitled to exercise and enforce all or any of its rights and make decisions relating to and in respect of the Mortgaged Property as if the Mortgagor were the absolute and beneficial owner thereof.

6.2

Mortgagor remains liable and obliged

6.2.1

The Mortgagor shall remain liable to perform all of the obligations imposed on it by or pursuant to the Real Property Certificate and all of the obligations in relation to the Mortgaged Property as required by PRC laws or regulations, and the Mortgagee shall not be liable to perform any of such obligations or be liable to the Mortgagor for the consequences of non-performance thereof.

6.2.2

The Mortgagor shall use and manage the Mortgaged Property carefully.  If the value of the Mortgaged Property decreases (except for normal wear) due to the negligence of the Mortgagor, the Mortgagor shall reimburse the Mortgagee for such losses promptly.

7.

REPRESENTATIONS AND WARRANTIES

7.1

The Mortgagor represents and warrants to the Mortgagee that:

7.1.1

it is the sole owner of the Mortgaged Property;

7.1.2

the Real Property Certificate is good, true, complete and valid and is not void or voidable;

7.1.3

the Mortgagor is not in breach of the Real Property Certificate;

7.1.4

it has not granted or created or permitted to exist any security interest over the Mortgaged Property or the Mortgagor's rights and interests in, to or under the Real Property Certificate or any part thereof other than the Mortgage in favour of PDB;

7.2

The Mortgagor represents and warrants to the Mortgagee that, the above representations and warranties are all true and accurate during the subsistence of the security constituted hereunder, with reference to the facts and circumstances subsisting from time to time.

8.

UNDERTAKINGS BY THE MORTGAGOR

8.1

Affimative Undertakings

The Mortgagor hereby undertakes with the Mortgagee hereunder that, at any time during the subsistence of the security constituted by or pursuant to this Agreement:

8.1.1

maintain the Buildings in accordance with the laws and regulations and the industry principle of prudence, and make it in stable condition;

8.1.2

ensure the Ownership Documents are complete and valid, and without the Lenders’ consent, shall not revise or amend the Ownership Documents;

8.1.3

pay all fees in respect of the Buildings duly, including without limitation all taxes, insurance premium and other relevant fees;

8.1.4

in event of any damage, infringe, claim or any disputes against the Mortgaged Property, the Mortgagor shall promptly take measures to reduce the losses in time.

8.2

Negative Undertakings

The Mortgagor hereby undertakes with the Mortgagee that it shall not at any time during the subsistence of the security constituted by or pursuant to this Agreement:

8.2.1

execute or agree to execute any conveyance or transfer of, or in any other way dispose of, the Mortgaged Property or any part thereof;

8.2.2

create or permit to subsist any security interest over all or any part of the Mortgaged Property (save for the Mortgage in favour of PDB).

9.

ENFORCEMENT

9.1

When Security Becomes Enforceable

Upon the occurrence of Default on the part of AXM Pharma. under the Purchase Agreement, the Mortgagee may issue a written notice to the Mortgagor, notifying the fact of Default and its decision to enforce the security (the “Enforcement Notice”). The security granted hereunder shall become enforceable upon the receipt of the Enforcement Notice by the Mortgagor.

9.2

Effect of Security Becoming Enforceable

When the security granted hereunder has become enforceable in accordance with Clause 9.1 (When Security Becomes Enforceable), the Mortgagor shall, except as otherwise provided herein or as otherwise agreed by the Mortgagee, cease to be entitled to exercise and enforce the rights, discretions and remedies hereby conferred on it in relation to the Mortgaged Property, and the Mortgagee shall become entitled to exercise and enforce such security in such manner as permitted under PRC law.

9.3

Mortgagor to Assist in Enforcement

After the issue of an Enforcement Notice, the Mortgagor shall at the request of the Mortgagee take all such lawful and proper action as the Mortgagee may require to enable the Mortgagee to enforce the security granted under this Agreement.  The Mortgagor shall, for the purpose of enabling the Mortgagee to enforce such security, sign all such agreements, transfers, notices, authorities, directions, undertakings and other documents as the Mortgagee may request.

10.

REALISATION OF SECURITY

10.1

Where the PDB Debt becomes due prior to the Secured Obligations, and the PDB auctions, sells or converts to value the Mortgaged Property, the proceeds arising from the auction or sale of the Mortgaged Property, after the discharge of the PDB, shall be deposited with a third party agreed by the Mortgagee to secure the payment of the Secured Obligations.

10.2

Where the Secured Obligations become due prior to the PDB Debt, and the security herein becomes enforceable, to the extent not prohibited by PRC law, at any time after the issue of an Enforcement Notice (whether or not the Mortgagee shall have taken possession of the Mortgaged Property), without any notice or further notice, the Mortgagee shall have the right in its own name and in such manner and upon such terms and conditions as the Mortgagee thinks fit, to exercise all rights and powers granted under PRC law or under this Agreement, including but not limited to, the following:

10.2.1

to auction, sell or convert to value the Mortgaged Property in accordance with law or sell or lease out or otherwise dispose of all or any part of the Mortgaged Property in such manner as is permitted by law; and

10.2.2

to appoint an agent to handle the above matters in accordance with law and any reasonable wages or remuneration given to the agent shall be borne by the Mortgagor.

Notwithstanding the foregoing, the Mortgagee shall only have the priority to be repaid out of the excess in the value of the Mortgaged Property over the PDB Debt.

11.

TAXES

The Mortgagor shall pay promptly any tax, duty, fee and expense (including but not limited to any stamp duty or registration fee) payable in connection with the registration, performance or enforcement of this Agreement.

12.

CONTINUATION OF SECURITY

The security granted hereunder shall remain in full force and effect by way of continuing security for the payment of the Secured Obligations until the Secured Obligations being fully repaid, and shall not be affected in any way by any periodical settlement of account or other matter or thing whatsoever.

13.

PARTIAL INVALIDITY

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired.

14.

REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of the Mortgagee, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

15.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

16.

LANGUAGE

This Agreement is executed in Chinese and English.  Both language versions shall have equal legal effect but, in the event of any inconsistency, the [Chinese] version shall prevail.

17.

EFFECTIVENESS

This Agreement shall become effective upon (1) the issuance of the Other Right Certificate by the Shenyang Center of Real Estate Mansion and the Financial Bureau of the Administrative Committee of Hunnan New District of Shenyang  and (2) completion of the approval and/or the registration of this Agreement with local Administration of Foreign Exchange under Clause 4.1 hereunder following execution by all.

18.

GOVERNING LAW

This Agreement is governed by and construed in accordance with the laws of the PRC.

19.

SUBMISSION TO JURISDICTION

Each party hereto irrevocably agrees that the competent courts of jurisdiction in the PRC shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement.

The Parties hereto have caused this Agreement to be executed by their duly authorised representatives on the date first indicated above.

SCHEDULE 1

PARTICULARS OF THE MORTGAGE

1.	Location:	The site where the Buildings are situated occupying a total area of approximately 52,361.9 square metres, in No.2 Feiyun Road, Hunnan New District, Shenyang, China
2.	Mortgagor:	AXM Pharma (Shenyang), Inc.
3.	Mortgagee:	[ ]

List of Buildings:

1.

A solid dose facility

2.

An ointment facility

3.

An administrative and lab building

4.

Heating system

5.

Power station

6.

Cafeteria

7.

Guard room

Schedule 2

LIST OF PURCHASERS

Names and Addresses

of Purchasers

EXECUTION

IN WITNESS WHEREOF this Contract has been executed on the date first above written.

The Mortgagor：

AXM PHARMA (SHENYANG), INC.

By: _______________________

Name: Wang Weishi

Title: Legal Representative

 The Mortgagee：

By: _______________________

Name:

Title: